EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Insulet Corporation, a Delaware corporation (the “Company”), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the period ended September 30, 2026, as filed with the Securities and Exchange Commission (the “Report”) that, to their knowledge:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ashley A. McEvoy
Ashley A. McEvoy
Chief Executive Officer

Date:	November 4, 2026

/s/ Flavia H. Pease
Flavia H. Pease
Chief Financial Officer, Executive Vice President

Date:	November 4, 2026